UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒          Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

PACIFIC DRILLING S.A.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 2, 2020. PACIFIC DRILLING S.A. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D14050-P36086 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual General Meeting For holders as of:April 3, 2020 Date: June 2, 2020Time: 10:00 a.m. Location: Review Proxy Statement and below note for Annual Meeting contingency due to Coronavirus

Pacific Drilling| 2020 Proxy Additional Materials | 1 |

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D14051-P36086 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENTANNUAL REPORT ON FORM 10-KFINANCIAL STATEMENTS How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Pacific Drilling| 2020 Proxy Additional Materials | 2 |

The Board of Directors recommends you vote FOR the following proposals: 8d. Kiran Ramineni 1. Approval of the stand-alone audited and unconsolidated annual accounts of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with Luxembourg Generally Accepted Accounting Principles and the laws and regulations of the Grand-Duchy of Luxembourg (the “Annual Accounts”); Approval of the consolidated financial statements of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with United States Generally Accepted Accounting Principles (the “Consolidated Financial Statements”); Allocation of the result shown in the Annual Accounts for the financial period from 1 January 2019 to 31 December 2019; Granting of full discharge of liability (quitus) to the current directors of the Company for their exercise of their mandates as directors of the Company in relation to the financial period from 1 January 2019 to 31 December 2019; A ck n ow l ed g em e nt of t he r es i g na ti o n s o f Messrs. Daniel Han and Edward H. Burdick as Class B directors with effect on November 21, 2019 and February 18, 2020, respectively, and the granting of full discharge of liability to each of them for the exercise of their mandates as directors of the Company through their respective resignation dates; Confirmation of the appointment of Mr. Bouk van Geloven as a Class B director, as previously co-opted by the Board by resolutions taken on February 18, 2020; Approval of compensation of the Class A members of the Board for 2020; Re-appointment of the following members of the Board for a term ending at the annual general meeting of the Company to be held in 2021: 8e. John V. Simon 8f. David N. Weinstein 2. 8g. Bernie G. Wolford Jr. 9. Advisory vote to approve the compensation of the Named Executive Officers; The Board of Directors recommends you vote 1 year on the following proposal: 3. 10. Advisory vote on the frequency of future advisory votes on the compensation of the Named Executive Officers; 4. The Board of Directors recommends you vote FOR the following proposal: 11. Re-appointment of KPMG LLP and KPMG Luxembourg, Réviseur d’entreprises agréé, as independent auditors of the Company until the annual general meeting of the shareholders of the Company to be held in 2021. 5. Note: Due to the current Coronavirus crisis, and pursuant to emergency measures enacted by the Government of Luxembourg (in particular, the Grand Ducal Regulation dated 20 March 2020), the Company has determined that shareholders shall participate in, and exercise their voting rights with respect to, the Annual General Meeting exclusively by voting by proxy or in electronic format 6. 7. 8. 8a. W. Matt Ralls 8b. Bouk van Geloven 8c. Donald Platner D14052-P36086 Voting Items

Pacific Drilling| 2020 Proxy Additional Materials | 3 |

D14053-P36086 Voting Instructions

Pacific Drilling| 2020 Proxy Additional Materials | 4 |